                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Michael Lewis, certify, pursuant to 18 U.S.C. Section 1350, as adopted  pursuant  to  Section  906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of eLinear, Inc. on Form 10-QSB/A (Second Amendment) for the quarterly period ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such  Form 10-QSB/A fairly  presents in all material respects the financial condition and results  of  operations of eLinear, Inc.

Date:  April 3, 2006

By:  _/s/  Michael Lewis______________
        Michael Lewis
        Chief Executive Officer